Exhibit 99.1

News Release

M.D.C. HOLDINGS ANNOUNCES 2018 FOURTH QUARTER AND FULL YEAR RESULTS

Full year home sales revenues increased 19%, home sales gross margins expanded 170 basis points and pretax income rose to its highest level in over a decade.

DENVER, COLORADO, Thursday, January 31, 2019. M.D.C Holdings, Inc. (NYSE: MDC) announced results for the quarter and full year ended December 31, 2018.

Larry A. Mizel, MDC’s Chairman and Chief Executive Officer, stated, “2018 was a banner year for MDC as home sales revenues increased 19%, home sales gross margins expanded 170 basis points, and pretax income rose to its highest level in over a decade.  In addition, we ended the year in excellent financial condition, with a homebuilding debt to capital ratio of 39% and enhanced liquidity following the increase of our homebuilding line of credit from $700 million to $1.0 billion in the fourth quarter. Furthermore, we delivered on our goal of 10% active community count growth to start 2019.”

Mr. Mizel continued, “The fourth quarter marked a strong end to the year as we made significant year-over-year improvements to our top and bottom line. However, order activity during the quarter was not as robust as it was last year, a sign that buyers are being patient with their purchase decisions. Years of price appreciation coupled with recent uncertainty about mortgage rates have understandably made some buyers cautious and have resulted in a slower sales pace for our industry. Fortunately, we have adjusted our strategy over the past few years to address the rising cost of home ownership by bringing down the price points of our homes. Our more affordable home offerings were well received in 2018, and we anticipate the same will be true in 2019.”

Mr Mizel concluded, “We continue to believe that the outlook for our industry remains favorable, with rising wages, continuing job growth and positive consumer sentiment providing a healthy economic backdrop. MDC is in a great position to capitalize on these fundamentals thanks to our more affordable product focus, our strong balance sheet and our seasoned management team. As a result, we are optimistic about our company’s future as we enter the spring selling season.”

2018 Fourth Quarter Highlights and Comparisons to 2017 Fourth Quarter

●	Home sale revenues up 22% to $858.5 million from $702.6 million
o	Average selling price of homes delivered up 4% to $469,900
●	Pretax income up 34% to $69.3 million from $51.8 million
o	$6.9 million loss on investments in 2018 fourth quarter vs. $0.1 million loss in 2017 fourth quarter
●	Net income of $54.7 million, or $0.95 per diluted share, up 123% from $24.6 million, or $0.43 per diluted share
o	Effective tax rate of 21.0% in 2018 fourth quarter vs 52.6% in 2017 fourth quarter
●	Gross margin from home sales up 80 basis points to 18.1% from 17.3%
o	$10.0 million impairment charge in 2018 fourth quarter vs. $0.6 million in 2017 fourth quarter
o	Excluding impairments, gross margins increased 190 basis points to 19.3% from 17.4%
●	Selling, general and administrative expenses as a percentage of home sale revenues ("SG&A rate") improved by 70 basis points to 10.9% from 11.6%
●	Dollar value of net new orders of $453.3 million vs. $574.3 million in 2017 fourth quarter

2018 Full Year Highlights and Comparisons to 2017 Full Year

●	Home sale revenues up 19% to $2.98 billion from $2.50 billion
o	Average selling price of homes delivered up 7% to $481,200
●	Pretax income up 15% to $263.9 million from $229.7 million
o	$3.7 million loss on investments in 2018 vs $53.7 million gain in 2017
●	Net income of $210.8 million, or $3.66 per diluted share, up 49% from $141.8 million, or $2.48 per diluted share
o	Effective tax rate of 20.1% in 2018 vs 38.3% in 2017
●	Gross margin from home sales up 170 basis points to 18.3% from 16.6%
o	$21.9 million impairment charge in 2018 vs. $10.0 million in 2017
o	Excluding impairments, gross margins increased 200 basis points to 19.0% from 17.0%
●	Selling, general and administrative expenses as a percentage of home sale revenues ("SG&A rate") improved by 40 basis points to 11.1% from 11.5%
●	Dollar value of net new orders of $2.77 billion, up 3% from $2.70 billion
o	Average selling price of net new orders consistent with 2017

Other Selected Information

●	Backlog dollar value at December 31, 2018 down 11% year-over-year to $1.43 billion
o	Gross margin from home sales in backlog at 12/31/2018 comparable to 2018 full year closing gross margin (excluding impairments) of 19.0%
o	Backlog conversion ratio (home deliveries divided by beginning backlog) for the 2019 first quarter estimated to be in the 42% to 44% range
●	Active subdivision count at 12/31/2018 of 166, up 10% year-over-year and 5% from 9/30/2018
●	Lots controlled of 23,187 at 12/31/2018, up 20% year-over-year
●	Quarterly cash dividend of $0.30 ($1.20 annualized) and 8% stock dividend declared in January 2019

About MDC

M.D.C. Holdings, Inc. was founded in 1972. MDC's homebuilding subsidiaries, which operate under the name Richmond American Homes, have built and financed the American Dream for more than 200,000 homebuyers since 1977. MDC's commitment to customer satisfaction, quality and value is reflected in each home its subsidiaries build. MDC is one of the largest homebuilders in the United States. Its subsidiaries have homebuilding operations across the country, including the metropolitan areas of Denver, Colorado Springs, Salt Lake City, Las Vegas, Phoenix, Tucson, Riverside-San Bernardino, Los Angeles, San Diego, Orange County, San Francisco Bay Area, Sacramento, Washington D.C., Baltimore, Orlando, Jacksonville, South Florida, Seattle and Portland. The Company's subsidiaries also provide mortgage financing, insurance and title services, primarily for Richmond American homebuyers, through HomeAmerican Mortgage Corporation, American Home Insurance Agency, Inc. and American Home Title and Escrow Company, respectively. M.D.C. Holdings, Inc. is traded on the New York Stock Exchange under the symbol "MDC." For more information, visit www.mdcholdings.com.

Forward-Looking Statements

Certain statements in this release, including any statements regarding our business, financial condition, results of operation, cash flows, strategies and prospects, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of MDC to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among other things, (1) general economic conditions, including changes in consumer confidence, inflation or deflation and employment levels; (2) changes in business conditions experienced by MDC, including cancellation rates, net home orders, home gross margins, land and home values and subdivision counts; (3) changes in interest rates, mortgage lending programs and the availability of credit; (4) changes in the market value of MDC’s investments in marketable securities; (5) uncertainty in the mortgage lending industry, including repurchase requirements associated with HomeAmerican Mortgage Corporation’s sale of mortgage loans (6) the relative stability of debt and equity markets; (7) competition; (8) the availability and cost of land and other raw materials used by MDC in its homebuilding operations; (9) the availability and cost of performance bonds and insurance covering risks associated with our business; (10) shortages and the cost of labor; (11) weather related slowdowns and natural disasters; (12) slow growth initiatives; (13) building moratoria; (14) governmental regulation, including the interpretation of tax, labor and environmental laws; (15) terrorist acts and other acts of war; (16) changes in energy prices; and (17) other factors over which MDC has little or no control. Additional information about the risks and uncertainties applicable to MDC's business is contained in MDC's Form 10-K for the year ended December 31, 2018, which is scheduled to be filed with the Securities and Exchange Commission today. All forward-looking statements made in this press release are made as of the date hereof, and the risk that actual results will differ materially from expectations expressed in this press release will increase with the passage of time. MDC undertakes no duty to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. However, any further disclosures made on related subjects in our subsequent filings, releases or webcasts should be consulted.

Contact:	Robert N. Martin Senior Vice President and Chief Financial Officer 1-866-424-3395 IR@mdch.com

M.D.C. HOLDINGS, INC.

Consolidated Statements of Operations and Comprehensive Income

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
	(Dollars in thousands, except per share amounts)
Homebuilding:
Home sale revenues	$858,488	$702,649	$2,981,811	$2,498,695
Land sale revenues	-	1,609	-	4,547
Total home and land sale revenues	858,488	704,258	2,981,811	2,503,242
Home cost of sales	(692,856)	(580,667)	(2,415,139)	(2,073,833)
Land cost of sales	-	(1,768)	-	(4,440)
Inventory impairments	(10,002)	(620)	(21,850)	(10,010)
Total cost of sales	(702,858)	(583,055)	(2,436,989)	(2,088,283)
Gross margin	155,630	121,203	544,822	414,959
Selling, general and administrative expenses	(93,366)	(81,379)	(329,801)	(287,488)
Interest and other income	2,132	1,614	7,718	7,714
Net realized gains from the sales of marketable securities	-	-	-	17,775
Realized gain from the sale of metropolitan district bond securities (related party)	-	-	-	35,847
Other expense	(2,683)	(1,182)	(5,245)	(2,817)
Other-than-temporary impairment of marketable securities	-	-	-	(51)
Homebuilding pretax income	61,713	40,256	217,494	185,939

Financial Services:
Revenues	23,387	19,856	83,405	74,372
Expenses	(10,350)	(9,287)	(38,200)	(34,534)
Interest and other income	1,409	1,048	4,900	4,190
Net loss on marketable equity securities	(6,873)	-	(3,745)	-
Other-than-temporary impairment of marketable securities	-	(75)	-	(235)
Financial services pretax income	7,573	11,542	46,360	43,793

Income before income taxes	69,286	51,798	263,854	229,732
Provision for income taxes	(14,561)	(27,246)	(53,074)	(87,897)
Net income	$54,725	$24,552	$210,780	$141,835

Other comprehensive income (loss) related to available for sale securities, net of tax	-	1,166	-	(18,079)
Comprehensive income	$54,725	$25,718	$210,780	$123,756

Earnings per share
Basic	$0.97	$0.44	$3.74	$2.54
Diluted	$0.95	$0.43	$3.66	$2.48

Weighted average common shares outstanding
Basic	56,263,535	55,802,550	56,084,373	55,663,908
Diluted	57,141,245	57,235,959	57,250,704	56,901,461

Dividends declared per share	$0.30	$0.23	$1.20	$0.93

M.D.C. HOLDINGS, INC.

Consolidated Balance Sheets

(Unaudited)

	December 31,	December 31,
	2018	2017
	(Dollars in thousands, except
	per share amounts)
ASSETS
Homebuilding:
Cash and cash equivalents	$414,724	$472,957
Marketable securities	-	49,634
Restricted cash	6,363	8,812
Trade and other receivables	52,982	53,362
Inventories:
Housing completed or under construction	952,436	936,685
Land and land under development	1,180,558	893,051
Total inventories	2,132,994	1,829,736
Property and equipment, net	58,167	26,439
Deferred tax assets, net	37,178	41,480
Prepaid and other assets	45,794	75,666
Total homebuilding assets	2,748,202	2,558,086
Financial Services:
Cash and cash equivalents	49,052	32,471
Marketable securities	40,879	42,004
Mortgage loans held-for-sale, net	149,211	138,114
Other assets	13,733	9,617
Total financial services assets	252,875	222,206
Total Assets	$3,001,077	$2,780,292
LIABILITIES AND EQUITY
Homebuilding:
Accounts payable	$50,505	$39,655
Accrued liabilities	196,247	166,312
Revolving credit facility	15,000	15,000
Senior notes, net	987,967	986,597
Total homebuilding liabilities	1,249,719	1,207,564
Financial Services:
Accounts payable and accrued liabilities	58,543	53,101
Mortgage repurchase facility	116,815	112,340
Total financial services liabilities	175,358	165,441
Total Liabilities	1,425,077	1,373,005
Stockholders' Equity
Preferred stock, $0.01 par value; 25,000,000 shares authorized; none issued or outstanding	-	-
Common stock, $0.01 par value; 250,000,000 shares authorized; 56,615,352 and 56,123,228 issued and outstanding at December 31, 2018 and December 31, 2017, respectively	566	561
Additional paid-in-capital	1,168,442	1,144,570
Retained earnings	406,992	258,164
Accumulated other comprehensive income	-	3,992
Total Stockholders' Equity	1,576,000	1,407,287
Total Liabilities and Stockholders' Equity	$3,001,077	$2,780,292

M.D.C. HOLDINGS, INC.

Consolidated Statement of Cash Flows

(Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
	(Dollars in thousands)
Operating Activities:
Net income	$54,725	$24,552	$210,780	$141,835
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	5,517	2,757	14,017	5,857
Depreciation and amortization	5,920	1,116	21,326	5,321
Inventory impairments	10,002	620	21,850	10,010
Other-than-temporary impairment of marketable securities	-	75	-	286
Net gain on sale of available-for-sale marketable securities	-	-	-	(18,122)
Net loss on marketable equity securities	6,873	-	3,745	-
Gain on sale of metropolitan district bond securities (related party)	-	-	-	(35,847)
Amortization of discount / premiums on marketable debt securities	-	-	(366)	-
Deferred income tax expense	(363)	21,992	3,729	44,787
Net changes in assets and liabilities:
Trade and other receivables	2,411	(13,882)	(4,638)	(13,763)
Mortgage loans held-for-sale	(34,375)	(48,310)	(11,097)	660
Housing completed or under construction	119,575	32,449	(12,082)	(69,548)
Land and land under development	(154,287)	(30,055)	(304,250)	(10,169)
Prepaid expenses and other assets	12,083	(1,892)	(245)	(13,121)
Accounts payable and accrued liabilities	23,259	6,975	49,325	22,320
Net cash provided by (used in) operating activities	51,340	(3,603)	(7,906)	70,506

Investing Activities:
Purchases of marketable securities	(1,667)	(49,635)	(18,850)	(67,239)
Maturities of marketable securities	-	-	50,000	-
Sales of marketable securities	2,920	-	16,230	83,315
Proceeds from sale of metropolitan district bond securities (related party)	-	-	-	44,253
Purchases of property and equipment	(7,267)	(622)	(27,166)	(2,539)
Net cash provided by (used in) investing activities	(6,014)	(50,257)	20,214	57,790

Financing Activities:
Advances (payments) on mortgage repurchase facility, net	26,031	47,237	4,475	(2,145)
Proceeds from issuance of senior notes	-	146,463	-	146,463
Dividend payments	(16,985)	(13,104)	(67,718)	(51,897)
Payments of deferred financing costs	(3,026)	(35)	(3,026)	(2,665)
Proceeds from exercise of stock options	1	998	9,860	9,501
Net cash provided by (used in) financing activities	6,021	181,559	(56,409)	99,257

Net increase (decrease) in cash and cash equivalents	51,347	127,699	(44,101)	227,553
Cash and cash equivalents:
Beginning of period	418,792	386,541	514,240	286,687
End of period	$470,139	$514,240	$470,139	$514,240

Reconciliation of cash, cash equivalents and restricted cash:
Homebuilding:
Cash and cash equivalents	$414,724	$472,957	$414,724	$472,957
Restricted cash	6,363	8,812	6,363	8,812
Financial Services:
Cash and cash equivalents	49,052	32,471	49,052	32,471
Total cash, cash equivalents and restricted cash	$470,139	$514,240	$470,139	$514,240

New Home Deliveries

	Three Months Ended December 31,
	2018			2017			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	958	$446,825	$466.4	810	$356,428	$440.0	18%	25%	6%
Mountain	645	330,313	512.1	501	240,024	479.1	29%	38%	7%
East	224	81,350	363.2	245	106,197	433.5	(9)%	(23)%	(16)%
Total	1,827	$858,488	$469.9	1,556	$702,649	$451.6	17%	22%	4%

	Year Ended December 31,
	2018			2017			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	3,244	$1,567,141	$483.1	2,990	$1,316,069	$440.2	8%	19%	10%
Mountain	2,118	1,080,475	510.1	1,691	801,644	474.1	25%	35%	8%
East	835	334,195	400.2	860	380,982	443.0	(3)%	(12)%	(10)%
Total	6,197	$2,981,811	$481.2	5,541	$2,498,695	$450.9	12%	19%	7%

Net New Orders

	Three Months Ended December 31,
	2018				2017				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *
	(Dollars in thousands)
West	573	$250,647	$437.4	2.51	651	$299,738	$460.4	2.91	(12)%	(16)%	(5)%	(14)%
Mountain	315	149,583	474.9	1.60	413	204,706	495.7	2.49	(24)%	(27)%	(4)%	(36)%
East	171	53,028	310.1	2.78	188	69,817	371.4	2.72	(9)%	(24)%	(17)%	2%
Total	1,059	$453,258	$428.0	2.18	1,252	$574,261	$458.7	2.73	(15)%	(21)%	(7)%	(20)%

	Year Ended December 31,
	2018				2017				% Change
	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *	Homes	Dollar Value	Average Price	Monthly Absorption Rate *
	(Dollars in thousands)
West	3,316	$1,535,438	$463.0	3.71	3,094	$1,435,474	$464.0	3.47	7%	7%	(0)%	7%
Mountain	1,908	972,826	509.9	2.63	1,876	919,875	490.3	3.05	2%	6%	4%	(14)%
East	750	262,518	350.0	2.78	846	343,148	405.6	2.37	(11)%	(23)%	(14)%	17%
Total	5,974	$2,770,782	$463.8	3.16	5,816	$2,698,497	$464.0	3.12	3%	3%	(0)%	1%

*Calculated as total net new orders in period ÷ average active communicates during period ÷ number of months in period

Active Subdivisions

				Average Active Subdivisions
	Active Subdivisions			Three Months Ended			Year Ended
	December 31,		%	December 31,		%	December 31,		%
	2018	2017	Change	2018	2017	Change	2018	2017	Change
West	79	73	8%	76	75	1%	75	75	0%
Mountain	67	56	20%	65	55	18%	60	52	15%
East	20	22	(9)%	21	22	(5)%	22	29	(24)%
Total	166	151	10%	162	152	7%	157	156	1%

Backlog

	At December 31,
	2018			2017			% Change
	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price	Homes	Dollar Value	Average Price
	(Dollars in thousands)
West	1,523	$756,335	$496.6	1,451	$774,182	$533.6	5%	(2)%	(7)%
Mountain	1,043	550,329	527.6	1,253	637,995	509.2	(17)%	(14)%	4%
East	370	119,303	322.4	455	190,315	418.3	(19)%	(37)%	(23)%
Total	2,936	$1,425,967	$485.7	3,159	$1,602,492	$507.3	(7)%	(11)%	(4)%

Homes Completed or Under Construction (WIP lots)

	December 31,
	2018	2017	% Change
Unsold:
Completed	179	95	88%
Under construction	263	215	22%
Total unsold started homes	442	310	43%
Sold homes under construction or completed	2,219	2,345	(5)%
Model homes under construction or completed	407	338	20%
Total homes completed or under construction	3,068	2,993	3%

Lots Owned and Optioned (including homes completed or under construction)

	December 31, 2018			December 31, 2017
	Lots Owned	Lots Optioned	Total	Lots Owned	Lots Optioned	Total	Total % Change
West	8,093	3,004	11,097	6,607	2,101	8,708	27%
Mountain	6,305	2,477	8,782	4,905	2,930	7,835	12%
East	1,899	1,409	3,308	1,486	1,283	2,769	19%
Total	16,297	6,890	23,187	12,998	6,314	19,312	20%

Selling, General and Administrative Expenses

	Three Months Ended December 31,			Year Ended December 31,
	2018	2017	Change	2018	2017	Change
	(Dollars in thousands)
General and administrative expenses	$45,317	$39,843	$5,474	$161,679	$137,674	$24,005
General and administrative expenses as a percentage of home sale revenues	5.3%	5.7%	(40) bps	5.4%	5.5%	(10) bps

Marketing expenses	$19,234	$17,843	$1,391	$70,122	$66,388	$3,734
Marketing expenses as a percentage of home sale revenues	2.2%	2.5%	(30) bps	2.4%	2.7%	(30) bps

Commissions expenses	$28,815	$23,693	$5,122	$98,000	$83,426	$14,574
Commissions expenses as a percentage of home sale revenues	3.4%	3.4%	0 bps	3.3%	3.3%	0 bps

Total selling, general and administrative expenses	$93,366	$81,379	$11,987	$329,801	$287,488	$42,313
Total selling, general and administrative expenses as a percentage of home sale revenues (SG&A Rate)	10.9%	11.6%	(70) bps	11.1%	11.5%	(40) bps

Capitalized Interest

	Three Months Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
	(Dollars in thousands)
Homebuilding interest incurred	$15,726	$15,576	$62,631	$55,170
Less: Interest capitalized	(15,726)	(15,576)	(62,631)	(55,170)
Homebuilding interest expensed	$-	$-	$-	$-

Interest capitalized, beginning of period	$57,232	$60,216	$57,541	$68,085
Plus: Interest capitalized during period	15,726	15,576	62,631	55,170
Less: Previously capitalized interest included in home and land cost of sales	(18,113)	(18,251)	(65,327)	(65,714)
Interest capitalized, end of period	$54,845	$57,541	$54,845	$57,541

Reconciliation of Non-GAAP Financial Measures

Below is a reconciliation of gross margin from home sales to gross margin from home sales excluding inventory impairments, warranty adjustments and interest in cost of sales. The table below reconciles each of these non-GAAP financial measures to gross margin as calculated based on GAAP. We believe this information is relevant and meaningful as it provides our investors and analysts with the impact that interest, warranty and impairments have on our Gross Margin from Home Sales and permits investors to make better comparisons with our competitors, who also break out and adjust gross margins in a similar fashion.

	Three Months Ended
	December 31, 2018	Gross Margin %	December 31, 2017	Gross Margin %
	(Dollars in thousands)
Gross Margin	$155,630	18.1%	$121,203	17.2%
Less: Land Sale Revenues	-		(1,609)
Add: Land Cost of Sales	-		1,768
Gross Margin from Home Sales	155,630	18.1%	121,362	17.3%
Add: Inventory Impairments	10,002		620
Gross Margin from Home Sales Excluding Inventory Impairments	165,632	19.3%	121,982	17.4%
Add: Warranty Adjustments	307		1,716
Gross Margin from Home Sales Excluding Inventory Impairments and Warranty Adjustments	165,939	19.3%	123,698	17.6%
Add: Interest in Cost of Sales	18,113		18,251
Gross Margin from Home Sales Excluding Inventory Impairments,
Warranty Adjustments and Interest in Cost of Sales	$184,052	21.4%	$141,949	20.2%

	Year Ended
	December 31, 2018	Gross Margin %	December 31, 2017	Gross Margin %
	(Dollars in thousands)
Gross Margin	$544,822	18.3%	$414,959	16.6%
Less: Land Sale Revenues	-		(4,547)
Add: Land Cost of Sales	-		4,440
Gross Margin from Home Sales	544,822	18.3%	414,852	16.6%
Add: Inventory Impairments	21,850		10,010
Gross Margin from Home Sales Excluding Inventory Impairments	566,672	19.0%	424,862	17.0%
Add: Warranty Adjustments	3,413		1,341
Gross Margin from Home Sales Excluding Inventory Impairments and Warranty Adjustments	570,085	19.1%	426,203	17.1%
Add: Interest in Cost of Sales	65,327		65,714
Gross Margin from Home Sales Excluding Inventory Impairments,
Warranty Adjustments and Interest in Cost of Sales	$635,412	21.3%	$491,917	19.7%